TIFF INVESTMENT PROGRAM, INC. (TIP)

Supplement Dated February 15, 2013

to the Prospectus Dated April 27, 2012

and Supplemented December 17, 2012

This supplement provides new and additional information to the prospectus dated April 27, 2012, as previously supplemented, and should be read together with the prospectus and the prospectus supplement dated December 17, 2012.

The Board of Directors of TIP (“Board”) has approved changes to the TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”) Constructed Index to be effective April 1, 2013. The current Constructed Index will remain in effect through March 31, 2013, and is described in the April 27, 2012, prospectus.

As of April 1, 2013, the following section will replace the information about the Constructed Index that begins on page 3 of the prospectus:

The current Constructed Index, which will take effect April 1, 2013, is comprised of the following asset segments, weights, and benchmarks:

Asset Segment	Weight	Benchmark

Total Return Assets	57%

Global Stocks	51%	MSCI All Country World Index
High Yield Bonds	6%	Barclays High Yield 2% Issuer Capped Bond Index
Hedging Assets Inflation Hedges	43% 20%
REITs Commodities	5% 5%	FTSE EPRA/NAREIT Developed Index Dow Jones-UBS Commodity Index Total Return
TIPS Breakeven Inflation	10%	Barclays US Breakeven Inflation Aggregate Index

All-Purpose Hedges	23%

Inflation-Linked Bonds	10%	Barclays US Government Inflation-Linked Bond Index

Cash Equivalents	13%	BofA Merrill Lynch US 6-Month Treasury Bill Index

The Multi-Asset Fund Constructed Index weights are rebalanced at each quarter-end, and actual segment weights in Multi-Asset Fund tend to vary.

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The following paragraph replaces the paragraph regarding Wellington Management in the Multi-Asset Fund section entitled “Money Managers and Their Strategies” on page 14 of the prospectus:

Wellington Management Company, LLP manages a natural resource-related stock mandate for which Wellington Management utilizes moderate rotation among sectors in conjunction with a bottom-up approach to security selection, analyzing such factors as a company’s asset and management quality, internal reinvestment opportunities, investment strategy, and responsiveness to changes in the environment.

The following paragraph is added to the section entitled “Other Fund Strategies” on page 14 of the prospectus:

Breakeven Inflation Positions. Multi-Asset Fund may invest in breakeven inflation positions as a hedge against inflation and to offer some protection against rising interest rates. A breakeven inflation position involves taking a long position in TIPS and a corresponding short position in nominal US Treasury bonds with maturities similar to those of the TIPS. The long and short exposures may be obtained directly or through derivatives. The short sale of US Treasury bonds is facilitated by entering into repurchase agreements in which Multi-Asset Fund buys the Treasury bonds from a seller that is obligated to repurchase them at the end of an agreed upon period at a specified higher price, thereby earning Multi-Asset Fund a cash-like return.

The following paragraph replaces the paragraph regarding short sales in the section entitled “Other Fund Strategies” on page 14 of the prospectus:

Short Sales. Multi-Asset Fund may engage in short sales transactions in which it sells a security it does not own. To complete such a transaction, the fund must borrow or otherwise obtain the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is generally required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. These payments, if any, are an expense to the fund and increase the fund’s expense ratio. The proceeds of the short sale will typically be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. Until the fund closes the short position or replaces the borrowed security, the fund will (1) segregate on its or its custodian’s books cash or liquid assets at such a level that the amount so segregated plus that amount deposited with the broker as collateral (but not including the short sale proceeds) will equal the current value of the security sold short; or (2) otherwise cover the fund’s short position. Multi-Asset Fund may not acquire short positions in the securities of a single issuer (other than the US Government, its agencies, and its instrumentalities) whose current value exceeds 2% of the fund’s total assets. There are no limitations on the amount of the fund’s total assets engaged in short sale transactions other than the requirement to segregate assets or otherwise cover those transactions by owning offsetting positions. The fund’s investment performance will suffer if a security that it has sold short appreciates in value.

The following paragraph replaces the paragraph regarding Wellington Management in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 24 of the prospectus:

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Wellington Management Company, LLP (280 Congress Street, Boston. MA 02110) is compensated based on assets. The manager received 0.45% per year on the first $50 million of its portfolio, 0.40% per year on the next $50 million, and 0.35% per year on amounts above $100 million. Jay Bhutani (Director and Global Industry Analyst) joined Wellington Management as an investment professional in 2007. Prior to joining Wellington Management, Mr. Bhutani was an investment professional with Credit Suisse Asset Management. John C. O’Toole, CFA (Senior Vice President and Equity Portfolio Manager) joined Wellington Management as an investment professional in 1992.

Please keep this supplement for future reference.

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